[PG NUMBER]

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES EXCHANGE ACT OF 1934
       Date of Report (Date of earliest event reported): July 26, 2000



                          Highlands Bankshares, Inc.
            (Exact name of registrant as specified in its charter)

   West Virginia                     000-16761                55-0650743
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
 of incorporation or                                      Identification No.)
 organization)



                                  P. O. Box 929

                       Petersburg, West Virginia 26847
                   (Address of principal executive offices)
                                   (Zip Code)

                                (304) 257-4111
             (Registrant's telephone number, including area code)

                                 Not Applicable

    (Former name, address, and fiscal year, if changed since last report)

Item 5.      Other Events.

      Effective July 26, 2000, The Stockmans Bank of Harman ("Stockmans") merged into The Grant County Bank ("Grant"), a wholly-owned subsidiary of Highlands Bankshares, Inc. (the "Registrant"), with Grant as the surviving corporation in the merger. The merger was consummated pursuant to an Agreement and Plan of Merger ("Merger Agreement") dated as of May 3, 2000, between Grant and Stockmans and joined in by the Registrant.

      Pursuant to the Merger Agreement, upon consummation of the merger on July 26, 2000 (the "Effective Time"), each share of Stockmans' issued and outstanding common stock was converted into the right to receive $7,850. The amount of consideration to be paid per share was based upon competitive bidding among a number of financial institutions, and Grant paid the consideration for each share of Stockmans' issued and outstanding common stock from Grant's working capital.

      Attached and  incorporated  herein by reference in its entirety as Exhibit
2.1 is a copy of the Merger Agreement.

Item 7.   Exhibits.

            Exhibit No.             Description

                 2.1 Agreement and Plan of Merger, dated as of May 3, 2000, between The Grant County Bank and The Stockmans Bank of Harman, and joined in by Highlands Bankshares, Inc.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  August 10, 2000                   HIGHLANDS BANKSHARES, INC.
                                          (Registrant)

                                          By        /s/ Leslie A. Barr
                                             -------------------------

                                          Name:  Leslie A. Barr
                                          Title: President and Chief
                                                 Executive Officer

CO385178

                                  EXHIBIT INDEX

2.1 Agreement and Plan of Merger, dated as of May 3, 2000, between The Grant County Bank and The Stockmans Bank of Harman, and joined in by Highlands Bankshares, Inc.

                              AGREEMENT Exhibit 2.1

                                       AND

                                 PLAN OF MERGER

            THIS AGREEMENT AND PLAN OF MERGER ("Agreement"), is made and entered into as of the 3rd day of May, 2000, by and between THE GRANT COUNTY BANK, a West Virginia banking corporation ("Grant"), and THE STOCKMANS BANK OF HARMAN, a West Virginia banking corporation ("Stockmans"), joined in by HIGHLANDS BANKSHARES, INC., a West Virginia bank holding company ("Highlands").

                              W I T N E S S E T H:

                                    RECITALS

            A. Grant is a banking corporation duly organized and validly existing under the laws of the State of West Virginia, whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC").

            B. Stockmans is a banking corporation duly organized and validly existing under the laws of the State of West Virginia, whose deposits are insured by the FDIC.
            C. Highlands is a corporation duly organized and validly existing under the laws of the State of West Virginia, is registered and operates under the federal Bank Holding Company Act of 1956, and is the corporate parent of Grant.

                                    AGREEMENT

            NOW, THEREFORE, for and in consideration of the premises and the mutual agreements hereinafter set forth, and in accordance with the provisions of applicable law, the parties agree as follows:

                                    SECTION 1

                               THE PLAN OF MERGER

            1.1 The Merger.  On the Closing  Date, a subsidiary  to be formed by
Highlands shall merge with and into Stockmans, with Stockmans surviving the merger. The survivor shall merge with and into Grant, under the Articles of Incorporation of Grant and the title of Grant (the "Merger"). Grant shall be the surviving corporation (hereinafter sometimes called the "Surviving Corporation").

            1.2 Effects of Merger. On the Closing Date, the corporate name and existence of Stockmans shall cease and all of its purposes, powers and objects, and all of its rights, assets, liabilities and obligations, shall pass to and vest in Grant as the Surviving Corporation without any conveyance or transfer, and Grant, as the Surviving Corporation, shall continue to be governed by the laws of the State of West Virginia and shall also succeed to all rights, assets, liabilities and obligations of Grant and Stockmans in accordance with the West Virginia Corporation Act. Upon the Closing Date of the Merger, the separate existence and corporate organization of Stockmans shall cease.

                                    SECTION 2

                       ARTICLES OF INCORPORATION; BYLAWS;

                         BOARD OF DIRECTORS AND OFFICERS

            2.1 Articles of Incorporation. The Articles of Incorporation of Grant shall continue unchanged as the Articles of Incorporation of Grant as the Surviving Corporation.

From and after the Closing Date, said Articles of Incorporation, as the same may be amended from time to time as provided by law, shall be the Articles of Incorporation of the Surviving Corporation.

            2.2 Bylaws. The Bylaws of Grant as in effect on the Closing Date shall continue as the Bylaws of the Surviving Corporation until the same shall thereafter be altered, amended or repealed in accordance with law, its Articles of Incorporation or said Bylaws.

            2.3 Directors and Officers. The directors and officers of Grant on the Closing Date shall continue as the directors and officers of the Surviving Corporation and shall hold office as prescribed in the Bylaws of the Surviving Corporation and applicable law until their successors shall have been elected and shall qualify.

                                    SECTION 3

                       CONVERSION OF SHARES AND OPTIONS
            3.1   Conversion of Shares.  On the Closing Date:
                  --------------------
                  (a) Each share of common stock of Stockmans then issued and outstanding shall be converted by the Merger into the right to receive Seven Thousand Eight Hundred Fifty Dollars ($7,850) (the "Exchange Ratio"), except for shares owned by Grant or Highlands, which shares shall be canceled. Shareholders of Stockmans asserting dissenters' rights under the laws of the State of West Virginia shall have their rights determined pursuant to W. Va. Code ss.ss. 31-1-122 and 123 and shall be entitled to cash payment pursuant to the terms and provisions of said law with funds to be provided by Grant.

                  (b) From and after the Closing Date, the holders of the certificates representing common stock of Stockmans shall cease to have any rights with respect to such shares and their sole right shall be to receive cash as herein provided.

            3.2 Exchange of Certificates. As soon as practicable after the Closing Date, the certificates representing the outstanding shares of Stockmans shall be surrendered to Grant and, upon such surrender, Grant shall issue and deliver in substitution therefore, cash as provided above. Certificates representing shares of Stockmans which are not surrendered shall be deemed for all purposes to evidence the ownership only of the right to receive cash as provided above. Grant shall have no obligation to pay interest on the cash to be received or dividends for any share or shares of Stockmans' common stock.

            3.3 Closing of Stock Transfer Books. At the close of business on the business day immediately proceeding the Closing Date, the stock transfer books of Stockmans shall be deemed closed, and no shares of common stock of Stockmans shall thereafter be transferred.

                                    SECTION 4

                         REPRESENTATIONS, WARRANTIES AND

                             COVENANTS OF STOCKMANS

            Except as set forth in the disclosure schedule to be delivered by Stockmans to Grant on or before fifteen days after the date of this Agreement (the "Disclosure Schedule"), Stockmans represents and warrants to and covenants with Grant and Highlands that:

            4.1 Organization and Qualification of Stockmans; Subsidiaries. Stockmans is duly organized, validly existing and in good standing as a corporation under the laws of the State of West Virginia and has the corporate power to own all of its properties and assets and to carry on its business as it is now being conducted. Stockmans is qualified to do business in each jurisdiction in which such qualification is required. The issued and outstanding shares of stock of Stockmans are all duly authorized, validly issued, fully paid and nonassessable. Stockmans has no direct or indirect subsidiaries, and does not own 5% or more of the shares of stock of any other corporation.

            4.2 Authorization of Agreement. The Board of Directors of Stockmans has authorized the execution of this Agreement as set forth herein, and subject to the approval of this Agreement and all appropriate regulatory authorities as provided in the West Virginia Banking Act (the "WVBA") and the Rules and Regulations of the FDIC and the Board of Governors of the Federal Reserve ("FRB"), Stockmans has the corporate power and is duly authorized to merge with Grant pursuant to this Agreement, and upon its execution and delivery (and assuming due execution and delivery by Grant and Highlands), this Agreement is a valid and binding agreement of Stockmans enforceable in accordance with its terms.

            4.3 No Violation of Other Instruments. Subject to the receipt of the authorizations set forth in Section 4.2, the execution and delivery of this Agreement do not, and the consummation of the Merger in accordance with this Agreement will not: (i) violate any provisions of Stockmans' Articles of Incorporation or Bylaws, (ii) violate any provision of, or result in the acceleration of any obligation under or in the termination, if applicable, of any mortgage, deed of trust, note, lien, lease, franchise, license, permit, agreement, instrument, order, arbitration award, judgment or decree to which Stockmans is a party or by which it is bound except for such as would not have a material adverse effect on the financial condition, business, properties, or results of operations of Stockmans, taken as a whole, or the transactions contemplated thereby, (iii) violate or conflict with any other material restriction of any kind or character by which Stockmans is bound, or (iv) enable any person to enjoin the transactions contemplated hereby. After the approval of this Agreement by the shareholders of Stockmans, Stockmans will have taken all action required by law, the Articles of Incorporation of Stockmans, its Bylaws or otherwise, to authorize the execution and delivery of this Agreement and to authorize the Merger of Stockmans and Grant pursuant to this Agreement and the consummation of the transactions contemplated hereby.

            4.4 Financial Statements. The consolidated balance sheets of Stockmans as of December 31, 1999, 1998, and 1997, and its statements of income and cash flows for each of the twelve-month periods ended on such dates, heretofore delivered to Grant, were prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied, and those financial statements, as well as the unaudited balance sheet as of March 31, 2000, and the statement of income and cash flows for the three-month period ended March 31, 2000, both of which have been delivered to Grant, fairly present its financial condition and results of operations as of such date and for such period, subject to normal year-end audit adjustments and without footnotes required by GAAP.

            4.5 No Material Adverse Change. There has been no material adverse change, or development involving a reasonably foreseeable prospective material adverse change, in or affecting the financial condition, businesses, properties, results of operations or prospects of Stockmans, taken as a whole, since December 31, 1999.

            4.6 Reports. Stockmans has filed all documents and reports required by the FDIC or the West Virginia Commissioner or Division of Banking or any other regulatory agency with authority over Stockmans or its operations, and such reports did not contain, as of the date thereof, an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

            4.7 No Actions, Etc. There are no actions, suits, claims, proceedings or investigations pending or, to the knowledge of the executive officers or directors of Stockmans, threatened or contemplated against or relating to Stockmans of any of its properties which, individually or in the aggregate, could materially and adversely affect the financial condition, businesses, properties or results of operations of Stockmans, taken as a whole, or the ability of Stockmans to consummate the transactions contemplated hereby, and such officers and directors do not know of any basis for any such action or proceeding. Stockmans is not transacting business in violation of any applicable law or regulation which could materially adversely affect the financial condition, businesses, properties or results of operations of Stockmans, taken as a whole, or the ability of Stockmans to consummate the transactions contemplated hereby.

            4.8 Capitalization. The authorized capital stock of Stockmans consists of 250 shares of common stock, par value of $100 per share, all of which shares are issued and outstanding as of the date hereof, and are duly authorized, validly issued, fully paid and nonassessable, and have not been issued in violation of preemptive rights. There are no options, warrants, calls, reservations for issuance or commitments of any kind relating to, or securities convertible into, the common stock of Stockmans.

            4.9 Copies of All Contracts, Leases, Etc. Stockmans has furnished or made available or will promptly furnish or make available to Grant true and complete copies of all material contracts, leases and other agreements to which Stockmans is a party or by which it is bound, and has listed on the Disclosure Schedule and will furnish to Grant true and complete copies of all employment, pension, retirement, stock option, employee stock option, profit sharing, deferred compensation, consultant, bonus, group insurance or similar plans with respect to any of the directors, officers or other employees of Stockmans.

            4.10 Undisclosed Liabilities. Stockmans has no material liabilities other than those liabilities disclosed on or provided for in the balance sheet as of December 31, 1999, and liabilities incurred since such date in the ordinary course of business consistent with past practices.

            4.11 Title to Properties. Stockmans has good and marketable title to all its property and assets set forth in their balance sheets as of December 31, 1999, except property and assets sold or otherwise disposed of since December 31, 1999, in the ordinary course of business, subject to no liens, mortgages, pledges, encumbrances or charges of any kind except liens reflected on said balance sheet and except liens for taxes and assessments not delinquent, pledges to secure deposits and such other liens and encumbrances and imperfections of title as do not materially affect the value of such property as reflected on said balance sheet and which do not interfere with or impair its present or continued use, and all of their material leases are in full force and effect and Stockmans is not in default in any material respect thereunder.

            4.12 Proxy Statement. The information pertaining to Stockmans which has been or will be furnished by or on behalf of Stockmans or its management for inclusion in the Proxy Statement referred to in Section 10 or any amendment or supplement thereto will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they are made, not misleading.

            4.13 Good Faith. Stockmans shall use its reasonable best efforts in good faith to take or cause to be taken all action required under this Agreement on its part to be taken as promptly as practicable so as to permit the consummation of this Agreement at the earliest practicable date and cooperate fully with the other parties to that end.

            4.14 Absence of Regulatory Actions.  Stockmans is not a party to any cease and desist order, written agreement or memorandum of understanding with, or a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or is a recipient of any extraordinary supervisory letter from, federal governmental authorities charged with the supervision or regulation of its operations of, nor has it been advised by any such governmental authority that it is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, directive, written agreement, memorandum of understanding, extraordinary supervisory letter, commitment letter, board resolutions or similar undertaking.

            4.15  Employee Benefits.
                  -----------------
                  (a) For purposes of this Agreement, the following definitions shall apply:

                        (1) "Employee Pension Benefit Plan" has the meaning as set forth in ERISAss.3(2).

                        (2) "Employee Welfare Benefit Plan" has the meaning set forth in ERISAss.3(1).

                        (3) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

                        (4)   "Multiemployer Plan" shall mean a plan
described inss. 3(37) and/orss.4001(a)(3) of ERISA.

                        (5) "Stockmans Retirement Plan" shall mean any retirement plan adopted by Stockmans.

                        (6) "Stockmans Employee" means an employee of Stockmans.

                        (7) "Employee Benefit Plan(s)" means any one or more of the following in which a Stockmans' Employee is a participant in or benefits from as a result of his employment (whether current or past): (a)
Employee Pension Benefit Plan, (b) Employee Welfare Benefit Plan, or (c) any other deferred compensation plan, bonus plan, incentive, disability or group insurance plan, stock option plan, employee stock purchase plan, vacation plan, severance plan, sick leave plan or policy, holiday plan or policy, maternity leave or policy, or any other benefit plan, program, agreement (including employment and severance agreements), arrangements or commitments of any kind, whether or not subject to the requirements of ERISA.

                        (8) "Code" means the Internal Revenue Code of 1986, as amended.

                        (9) "Control Group" shall mean a controlled group of corporations within the meaning of ss. 414(b) of the Internal Revenue Code and entitles under common control within the meaning of ss. 414(c) of the Internal Revenue Code.

                  (b) Neither currently nor at any time during the preceding five calendar years has Stockmans, or any entity which was in the same Control Group with Stockmans at any time during such five-year period, or its subsidiaries, contributed to or had any obligation to contribute to any Multiemployer Plan.

                  (c)  Each  Employee   Benefit  Plan  will  be  listed  in  the
Disclosure Schedule, and copies of such plans and accompanying Summary Plan Descriptions, if required, have been furnished to Grant.

                  (d) Each of the Employee Benefit Plans has been administered in all material respects in compliance with the applicable requirements of ERISA, the Code, other federal statutes, applicable federal regulations, applicable State law (including without limitation State insurance law) and in accordance with its terms. The Stockmans' Retirement Plan has received a favorable determination letter from the Internal Revenue Service with respect to "TRA" (as defined in Section 1 of the Rev. Proc. 93-39), and Stockmans is not aware of any circumstances likely to result in revocation of such favorable determination letters. All reports required by any governmental agency with respect to each such Employee Benefit Plan has been timely and properly filed and to the extent required, furnished to the participants in such plan. Stockmans has paid all costs, benefits, premiums, contributions and any other amounts required or coming due in connection with the Employee Benefit Plans, and no accumulated funding deficiency, as defined in ss. 302(a)(2) of ERISA, exists with respect to any Employee Benefit Plan. To the best of its knowledge, neither Stockmans nor any fiduciary of any Employee Benefit Plan, has engaged in: (i) a transaction that would subject Stockmans to any tax, penalty or liability for prohibited transactions imposed by ERISA or by ss. 4975 of the Code, or (ii) any transaction in violation of ss. 406(a) or ss. 406(b) of ERISA (for which no exemption exists under ss. 408 of ERISA).

                  (e) With the exception of Employee Pension Benefit Plans and except as set forth in the Disclosure Schedule, none of the benefits provided under any of the Employee Benefit Plans are vested, and Stockmans retains full authority to terminate or amend any of the Employee Benefit Plans.

                  (f) Each Employee Benefit Plan, other than the Stockmans' Retirement Plan, is either fully insured and all premiums have been timely paid or, if not fully insured, adequate reserves have been established on the books of Stockmans in connection with such benefits, and all required contributions have been made to such plans.

                  (g) With the exception of the Stockmans' Retirement Plan, no Employee Benefit Plan is subject to the provisions of Title IV of ERISA. No liability under Subtitle C or D of Title IV of ERISA has been or is expected to be incurred by Stockmans with respect to any ongoing, frozen or terminated "single-employer plan," within the meaning of Section 4001(a)(15) of ERISA, currently or formerly maintained by either of them, or the single-employer plan of any entity which is or was in the same Control Group as Stockmans. No notice of a "reportable event," within the meaning of Section 4043 of ERISA for which the thirty-day reporting requirement has not been waived, has been required to be filed for the Stockmans' Retirement Plan within the twelve-month period ending on the date hereof.

                  (h) Stockmans represents and warrants that as of December 31, 1999, the actuarially determined present value of all "benefit liabilities," within the meaning of Section 4001(a)(16) of ERISA (as determined on the basis of the actuarial assumptions contained in the Stockmans' Retirement Plan's most recent actuarial valuation), did not exceed the then current value of the assets of the Stockmans' Retirement Plan. Stockmans further warrants and represents that it has taken no action since that date by amendment of that plan or otherwise, to increase the actuarially determined present value of the benefit liabilities of the Stockmans' Retirement Plan except with respect to changes in normal eligibility resulting from increased terms of service or compensation charges.

                  (i) As of the Closing Date and at Grant's option, the Stockmans Retirement Plan will be either: (i) terminated, (ii) amended to cease all future benefit accruals, or (iii) merged into a Highlands retirement plan. The parties agree that at a minimum, participants in the Stockmans Retirement Plan will be entitled to their vested accrued benefit under that plan as of the Closing Date plus such additional vested accrued benefit to which they shall be entitled to for years of service with Grant subsequent to the Closing Date under the Highlands retirement plan. It is specifically understood that Stockmans' Employees shall not be entitled to any past service for benefit of Highlands or Grant, except that if the Stockmans Retirement Plan and a Highlands retirement plan are merged pursuant to this Section 4.15(i), and in connection with such Merger, it is decided that such past service can be granted without increasing the unfunded liability of the Highlands retirement plan in excess of such amount described herein. It is further specifically understood that, notwithstanding any provision hereof to the contrary, Stockmans' Employees shall be employees at-will and that after the Closing Date, Grant and Highlands may alter, amend, or terminate any of their benefit programs covering such employees, or the employment of any of such employees.

                  (j) There has not been any (i) termination of the Stockmans Retirement Plan, or (ii) the commencement of any proceeding to terminate such plan pursuant to ERISA, or otherwise, or (iii) written notice given to Stockmans of the intention to commence or seek the commencement of any such proceeding.

            4.16 Labor Disputes. Stockmans is not directly or indirectly involved in or to the knowledge of any of them threatened with any labor dispute or trouble or organizational effort, including, without limitation, matters regarding actual or alleged discrimination by reason of race, creed, sex, disability or national origin, which might materially and adversely affect the financial condition, assets, businesses or results of operations of Stockmans. Stockmans is not a party to, nor has it ever been a party to, any collective bargaining agreement.

            4.17 Reserve For Possible Loan Losses. The reserves for possible loan losses shown on the consolidated balance sheet of Stockmans as of December 31, 1999, and March 31, 2000, are adequate as of the dates thereof. The reserve for possible loan losses to be shown on the consolidated balance sheet of Stockmans as of future periods, if any, will be adequate as of the dates thereof.

            4.18  Knowledge as to Conditions.  As of the date hereof:
                  --------------------------
                  (a) Stockmans knows of no reason relating to Stockmans why the approvals, consents and waivers of governmental authorities referred to in Sections 8.1(b) and 8.1(c) should not be obtained in a timely manner and without the imposition of a condition of the type referred to in Section 8.1(g); and

                  (b) Stockmans is not aware of any conditions or provisions of any actions, reports of examinations or similar regulatory reports or findings which is anticipated to delay or precludes Stockmans from entering into the Agreement or obtaining prompt regulatory approval of all applications to be filed in connection with the transaction contemplated by this Agreement, including but not limited to compliance with the federal or West Virginia Community Reinvestment Acts ("CRA").

            4.19  Taxes

                  (a) Stockmans has filed on a timely basis all federal income tax returns and all other federal, state, municipal and other tax returns which it is required to file, and has paid all taxes shown to be due on such returns and has adequately reserved for all current taxes;

                  (b) Neither the Internal Revenue Service nor any other taxing authority is now asserting against Stockmans, or, to its knowledge, threatening to assert against Stockmans, any deficiency or claim for additional taxes, interest or penalty;

                  (c) There is no pending, or to the knowledge of Stockmans, threatened examination of the federal income tax returns of Stockmans and, except for tax years still subject to the assessment and collection of additional federal income taxes under the three-year period of limitations prescribed in Section 6501(a) of the Internal Revenue Code, no tax year of Stockmans remains open to the assessment and collection of additional federal income taxes; and

                  (d) There is no pending or, to the knowledge of Stockmans, threatened examination of state tax (the "West Virginia Taxes") returns of Stockmans and, except for tax years still subject to the assessment and collection of additional West Virginia Taxes under the applicable statutes of limitations, no tax year of Stockmans remains open to the assessment and collection of additional taxes.

            4.20  Absence of Certain Changes.  Since December 31, 1999:
                  --------------------------
                  (a) There has not been any damage, destruction or loss by reason of fire, flood, accident or other casualty (whether insured or not insured) materially and adversely affecting the assets, financial condition or operations of Stockmans;

                  (b) Except in the ordinary course of business, Stockmans has not disposed of, or agreed to dispose of, any of its material properties or assets, nor has it leased to others, or agreed to so lease, any of such material properties or assets;

                  (c) There has not been any change in the authorized, issued or outstanding capital stock of Stockmans, or any material change in the outstanding debt of Stockmans, other than changes due to payments in accordance with the terms of such debt and any Federal Home Loan Bank advances and reverse repurchase agreements to meet funding needs of Stockmans in the ordinary course of business;

                  (d) No change has occurred in the personnel who are key personnel with respect to the operations of Stockmans, nor has there been any increase in the compensation or fees payable by Stockmans to its directors or officers other than increases in the ordinary course of business in accordance with the personnel policies of Stockmans, or any material increase in any bonus, insurance, pension or other Employee Benefit Plan, payment or arrangement for or with any of such directors or officers;

                  (e) Stockmans has not made any material loan or advance other than in the ordinary course of business;

                  (f) Stockmans has not made any expenditure or major commitment for the purchase, acquisition, construction or improvement of any material asset or assets which in the aggregate would be material;

                  (g) Stockmans has not entered into any other material transaction, contract or lease or incurred any other material obligation or liability;

                  (h) Stockmans has not incurred any unusual or extraordinary loan losses;

                  (i) There has not been any other event, condition or development of any kind which materially and adversely affects the assets, financial condition or results of operations of Stockmans, taken as a whole, and Stockmans has no knowledge of any such event, condition or development which may materially and adversely affect the assets, financial condition or operations of Stockmans, taken as a whole; and

                  (j) Stockmans is, and has been, in substantial compliance with all environmental laws and regulations, and there is no suit, claim, action, demand, executive or administrative order, directive, investigation or proceeding pending, or, to the knowledge of Stockmans, threatened, before any court, governmental agency or board or other forum against Stockmans for alleged noncompliance with, or liability under, any environmental law or relating to the release into the environment of any hazardous material or oil.

            4.21 Negative Covenants. Except as otherwise expressly contemplated hereby, between the date hereof and the Closing Date, or the time when this Agreement terminates as provided herein, Stockmans will not, without the prior written consent of Grant, which consent shall not be unreasonably withheld:

                  (a) Make any change in its authorized capital stock or corporate structure;

                  (b) Issue any shares of its capital stock, securities convertible into its common stock or any long-term debt securities;

                  (c) Issue or grant any options, warrants or other rights to purchase shares of its capital stock;

                  (d) Declare or pay any dividends or other distributions on any shares of common stock;

                  (e) Purchase, redeem or otherwise acquire, or agree to purchase, redeem or acquire, for consideration any shares of its capital stock, securities convertible into its common stock or any long-term debt securities;

                  (f) Enter into or amend (except as otherwise specifically contemplated by this Agreement or disclosed in the Disclosure Schedule) any Employee Benefit Plan, consultant, or similar plan in respect of any of its directors, officers or other employees or increase its contribution to any Employee Benefit Plan;

                  (g) Take any action materially and adversely affecting the transactions contemplated hereby or this Agreement or the financial condition, businesses, properties or results of operations of Stockmans;

                  (h) Acquire any other company or acquire any branch or deposits or, other than in the ordinary course of business, any assets of any other company;

                  (i) Mortgage, pledge or subject to a lien or any other encumbrance any of its assets, dispose of any of its assets, incur or cancel any debts or claims or take any other action not in the ordinary course of its business as heretofore conducted;

                  (j)   Amend its Articles of Incorporation or Bylaws;

                  (k) Sell, pledge or otherwise dispose of or encumber any of its stock, or any of the stock of its subsidiary, or change the capital structure of any of them;

                  (l) Sell any securities from its investment portfolio, except in the ordinary course of business;

                  (m) Increase the compensation of or pay any benefit to any director, officer or employee prospectively or retroactively other than in the ordinary course of business and, in any event, in the aggregate not in excess of 5% of the total salary expense of Stockmans; or

                  (n)   Enter into any agreement to do any of the foregoing.
            4.22  Additional Covenants.  Except as otherwise contemplated by
                  --------------------
this Agreement, Stockmans covenants and agrees:

                  (a) That, subsequent to the date of this Agreement and prior to the Closing Date, it will operate its business only in the normal course and in a normal manner consistent with past practices;

                  (b) That it will take no action which would adversely affect or delay the ability of Grant or Stockmans to obtain any necessary approvals, consents or waivers of any governmental authority required for the transaction contemplated hereby or to perform its covenants and agreements on a timely basis under this Agreement;

                  (c) That immediately upon the execution of this Agreement it will direct its accountants and attorneys to give Grant access, upon reasonable notice, to all relevant and material information, documents and working papers pertaining to Stockmans that Grant may reasonably request;

                  (d) That it will use its reasonable best efforts in good faith to take or cause to be taken all action required under this Agreement on its part to be taken as promptly as practicable so as to permit the consummation of the Merger at the earliest possible date and cooperate fully with the other parties to that end;

                  (e) That neither Stockmans nor its directors, officers or representatives or agents will, directly or indirectly, take any action to solicit, support or encourage any offer or proposal from any other person to acquire Stockmans or its assets, or shares of its common stock, or engage in negotiations with or provide information to such person with respect to such offer or proposal.

                  (f) That it will promptly advise Grant of any material adverse change in the financial condition, assets, businesses, results of operations or prospects of Stockmans, and any material breach of any representation, warranty, covenant or agreement made by Stockmans in this Agreement;

                  (g) That it will maintain in full force and effect adequate fire, casualty, public liability, employer fidelity and other insurance coverage in accordance with prudent practices to protect Stockmans against losses for which insurance can reasonably be obtained;

                  (h) That it will consult with Grant as to the form and substance of any press release or other public disclosure concerning matters related hereto, and, except as required by law or within good faith, shall not issue such release or disclosure without the consent of Grant.

                  (i) That it will enforce its rights under, and the provisions of, all confidentiality agreements it has or may have with third parties; and
                  (j) That it will take, in accordance with applicable law and its Articles of Incorporation and Bylaws, all action necessary to convene an appropriate meeting of its shareholders to consider and vote upon the approval and adoption of this Agreement, and any other matters required to be approved by its shareholders for consummation of the Merger (including any adjournment or postponement) as promptly as practicable after the registration statement is declared effective. Except to the extent that its Board of Directors concludes after receipt of legal advice from its counsel that its fiduciary duties require otherwise, its Board of Directors shall recommend such approval and it shall take all reasonable, lawful action to solicit such approval by its shareholders.

            4.23  Dissenters' Rights.  Stockmans will promptly notify Grant
                  ------------------
of the exercise of dissenters' rights by any of its shareholders pursuant to West Virginia law.

                                    SECTION 5

              REPRESENTATIONS,   WARRANTIES   AND   COVENANTS   OF  GRANT

            Grant represents and warrants to and covenants with Stockmans that:
            5.1 Organization and Qualification of Grant. Grant is a corporation duly organized, validly existing and in good standing under the laws of the State of West Virginia and has the corporate power to own all of its properties and assets and to carry on its business as it is now being conducted.

            5.2 Authorization of Agreement. The Board of Directors of Grant has authorized the execution of this Agreement as set forth herein. Subject to approval by all appropriate regulatory authorities, Grant has the corporate power to execute and deliver this Agreement, and has taken all action required by law, its Articles of Incorporation, its Bylaws or otherwise to authorize such execution and delivery, the Merger and the consummation of the transactions contemplated hereby, and upon its execution and delivery (and assuming due execution and delivery by Stockmans) this Agreement is a valid and binding agreement of Grant enforceable in accordance with its terms.

            5.3 No Violation of Other Instruments. Subject to the receipt of the authorizations set forth in Section 5.2, the execution and delivery of this Agreement do not, and the consummation of the Merger will not, (i) violate any provision of the Articles of Incorporation or Bylaws of Grant, (ii) violate any provision of, or result in the acceleration of any obligation under or in the termination, if applicable, of, any mortgage, deed of trust, note, lien, lease, franchise, license, permit, agreement, instrument, order, arbitration award, judgment or decree to which Grant or Highlands is a party or by which it is bound except for such as would not have a material adverse effect on the financial condition, business, properties, or results of operations of Grant or the transactions contemplated hereby, (iii) violate or conflict with any other material restriction of any kind or character to which Grant or Highlands is subject, or (iv) enable any person to enjoin the transactions contemplated hereby. After approval of this Agreement by the FRB, the West Virginia Board of Banking and Financial Institutions, and the FDIC, Grant will have taken all action required by law and its Articles of Incorporation and Bylaws necessary to authorize the execution and delivery of this Agreement and to authorize the Merger of Stockmans with Grant and the consummation of the transactions contemplated hereby.

            5.4 Regulatory Approvals. Prior to the Closing Date, Grant, separately and jointly with Stockmans, shall use its reasonable best efforts in good faith to take or cause to be taken as promptly as practicable all such steps as shall be necessary to obtain: (i) the prior approval of the Merger by the FRB under the Bank Holding Company Act of 1956, as amended, the FDIC, and the West Virginia Board of Banking and Financial Institutions, and (ii) all other consents and approvals of governmental agencies as are required by law or otherwise, and shall do any and all things deemed by Grant to be necessary or appropriate in order to cause the Merger to be consummated on the terms provided herein.

            5.5  No  Actions,   Etc.  There  are  no  actions,   proceedings  or
investigations pending or, to the knowledge of the executive officers or directors of Grant, threatened or contemplated against or relating to Grant or Highlands, which, individually or in the aggregate, could materially and adversely affect the ability of Grant to consummate the transactions contemplated hereby, and such officers and directors do not know of any basis for any action or proceeding. Neither Grant nor Highlands is transacting business in violation of any applicable law or regulation which could materially adversely affect the ability of Grant to consummate the transactions contemplated hereby.

            5.6 Good Faith. Grant shall use its reasonable best efforts in good faith to take or cause to be taken all action required under this Agreement on its part to be taken as promptly as practicable so as to permit the consummation of this Agreement at the earliest practicable date and cooperate fully with the other parties to that end.

            5.7 Knowledge as to Conditions. As of the date hereof, Grant knows of no reason relating to Grant or Highlands why the approvals, consents and waivers of governmental authorities referred to in Sections 8.1(b) and 8.1(c) should not be obtained in a timely manner; Grant is not aware of any conditions or provisions of any actions, reports or examinations or similar regulatory reports or findings which is anticipated to delay or precludes Grant from entering into the Agreement or obtaining prompt regulatory approval of all applications to be filed in connection with the transaction contemplated by this Agreement, including but not limited to compliance with the CRA.

            5.8 Press Release. Grant will consult with Stockmans as to the form and substance of any press release or other public disclosure concerning matters related thereto, and, except as required by law or within good faith, shall not issue such release or disclosure without the consent of Stockmans.

                                    SECTION 6

                      INVESTIGATION AND CONFIDENTIALITY
            6.1   Investigation.  Prior to the Closing Date, Grant may
                  -------------
directly and through its representatives, make such reasonable investigation of the assets and business of Stockmans as deemed necessary or advisable. Each party and its representatives shall have, at reasonable times after the date of execution hereof, during normal business hours and upon reasonable request, full access to the premises and to all the relevant and material books and records of the other party and its subsidiaries.

            6.2 Confidentiality. Grant agrees to treat as strictly confidential and agrees not to divulge to any other person, natural or corporate (other than employees of, and attorneys and accountants for, such party) any proprietary financial statements, schedules, contracts, agreements, instruments, papers, documents and other information relating to Stockmans by which it may come to know or which may come into its possession during the course of its investigation in connection with the transaction contemplated hereby, of Stockmans, and, if the Merger contemplated hereby are not consummated for any reason, Grant agrees promptly to return to Stockmans all written proprietary material furnished in connection with such investigation; and thereafter all such information shall continue to not be disclosed by Grant and its directors, officers, employees, or advisors to third parties without the written consent of Stockmans.

                                    SECTION 7

                NON-SURVIVAL OF REPRESENTATIONS AND WARRANTIES

            The representations and warranties included or provided herein shall not survive the Closing Date.

                                    SECTION 8

                      CONDITIONS PRECEDENT; CLOSING DATE
            8.1   Conditions Precedent.  The consummation of this Agreement
                  --------------------
and the Merger is conditioned upon the following:
                  (a) The shareholders of Stockmans shall have approved this Agreement by such vote as may be required by law or the rules of any stock exchange;

                  (b) No governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and prohibits consummation of the transactions contemplated by this Agreement;

                  (c) The FRB, the FDIC, and the West Virginia Board of Banking and Financial Institutions shall have approved the Merger of Stockmans into Grant;

                  (d) All other consents, approvals and permissions and the satisfaction of all the requirements prescribed by law which are necessary to the carrying out of the transactions contemplated hereby shall have been procured;

                  (e) All delay periods and all periods for review, objection or appeal of or to any of the consents, approvals or permissions required with respect to the consummation of the Merger and this Agreement shall have expired;

                  (f) Unless waived by Grant, the approvals referred to in subparagraphs (b), (c) and (d) hereof shall not have required the divestiture or cessation of any significant part of the present operations conducted by Grant, Highlands or Stockmans, taken as a whole, and shall not have imposed any other condition which Grant reasonably deems to be materially disadvantageous or burdensome;

                  (g) Unless waived by Grant, the representations and warranties of Stockmans contained in this Agreement shall be correct on and as of the Closing Date in all material respects with the same effect as though made on and as of such date, except as affected by the transactions contemplated by this Agreement and except for changes which are not, in the aggregate, material and adverse to the financial condition, businesses, properties or operations of Stockmans, and Stockmans shall have performed in all material respects all its obligations and agreements hereunder theretofore to be performed by it; and Grant shall have received on the Closing Date an appropriate certificate to the foregoing effect dated the Closing Date and executed on behalf of Stockmans by one or more appropriate executive officers;

                  (h) Unless waived by Stockmans, the representations and warranties of Grant contained in this Agreement shall be correct on and as of the Closing Date in all material respects with the same effect as though made on and as of such date, except as affected by the transactions contemplated by this Agreement, and Grant shall have performed in all material respects all of its obligations and agreement hereunder theretofore to be performed by it; and Stockmans shall have received on the Closing Date an appropriate certificate to the foregoing effect dated the Closing Date and executed on behalf of Grant by one or more appropriate executive officers; and

                  (i) Grant shall have received from legal counsel to Stockmans a written opinion pertaining to the transactions herein provided for, dated the Closing Date, in form and substance acceptable to counsel for Grant, and Stockmans shall have received from legal counsel to Grant a customary written opinion pertaining to the transactions herein provided for, dated the Closing Date, in form and substance acceptable to counsel for Stockmans.

            8.2 Closing Date. The time and date of closing (the "Closing Date") shall be selected by Grant and shall be within thirty days of approvals of this Agreement by the shareholders of Stockmans or the receipt of all of the approvals (including any statutory waiting periods) referred to in Section 8.1(b), (c), (d) and (e), whichever is later. Grant shall cause the Articles of Merger with respect to the Merger to be filed with the Secretary of State of West Virginia.

                                    SECTION 9

                           TERMINATION OF AGREEMENT
            9.1   Grounds for Termination.  This Agreement and the
                  -----------------------
transactions contemplated hereby may be terminated at any time prior to the Closing Date either before or after the meeting of the shareholders of
Stockmans:

                  (a)   By mutual consent of Grant and Stockmans;

                  (b)   By Grant if there has been a material
misrepresentation or breach of warranty in the representations and warranties of Stockmans set forth herein, or by Stockmans if there has been a material misrepresentation or breach of warranty in the representations and warranties of Grant set forth herein, which material misrepresentation or breach of warranty has not been cured to the satisfaction of the non-breaching party within thirty days thereof;

                  (c) By either Grant or Stockmans upon written notice to the other, if the Closing Date does not occur on or before midnight on December 31, 2000;

                  (d) By either Grant or Stockmans if the Merger shall violate any nonappealable final order, decree or judgment of any court or governmental body having competent jurisdiction;

                  (e) In the event that the Disclosure Schedule or Grant's investigation of Stockmans discloses matters which Grant in good faith believes either (i) to be inconsistent in any material and adverse respect with any of the representations or warranties of Stockmans (without giving effect to the Disclosure Schedule), or (ii) in the reasonable judgment of Grant either (A) to be of such significance as to materially and adversely affect the financial condition or results of operations of Stockmans, taken as a whole, or (B) to deviate materially and adversely from the financial statements for the year ended December 31, 1999, of Stockmans, Grant may elect to terminate this Agreement by giving notice of termination to Stockmans within or at the end of the sixty-day period following the date of the delivery by Stockmans to Grant of the Disclosure Schedule;

                  (f) By Grant, unless waived by it, if the holders of 10% or more of Stockmans Common Stock, exercise dissenters' rights with respect to the Merger.

            9.2 Effect of Termination; Right to Proceed. In the event this Agreement shall be terminated pursuant to Section 9.1, all further obligations of Grant and Stockmans under this Agreement shall terminate (other than this Section 9.2 and Sections 6.2, 9.3, 18.2 and 18.3 hereof, all of which shall remain in full force and effect) without further liability of the parties to one another, except for any liability arising out of any uncured willful breach of any covenant or other agreement contained in this Agreement or any fraudulent breach of a representation or warranty.

            9.3 Return of Documents in Event of Termination. In the event of the termination of this Agreement for any reason, each party shall forthwith deliver to the other all documents, work papers and other material obtained from it relating to the transactions contemplated hereby, whether obtained before or after the execution hereof, including information obtained pursuant to Section 6 hereof, and will take reasonable steps to have any information so obtained kept confidential.

                                   SECTION 10

                             MEETING OF SHAREHOLDERS

            Stockmans shall take all steps necessary to call and hold a special meeting of shareholders, in accordance with applicable law and its Articles of Incorporation and Bylaws, as soon as practicable for the purpose of submitting this Agreement. Grant and Stockmans will prepare and send to the shareholders of Stockmans for purposes of such meeting, a proxy statement. The Board of Directors of Stockmans will recommend shareholder approval of this Agreement and will not withdraw such recommendation unless such Board of Directors concludes (after receipt of legal advice from its counsel) that the fiduciary duties such persons owe to the shareholders of Stockmans require otherwise.

                                   SECTION 11

                              JOINDER BY HIGHLANDS

            Highlands, as the corporate parent owning all of the issued and outstanding shares of capital stock of Grant, joins into this Agreement to evidence its approval of the terms and conditions contained herein and the transactions contemplated hereby.

                                   SECTION 12

                                  BROKERS, ETC.

            Stockmans represents and warrants to Grant that no broker, or finder, or financial analyst has been employed by Stockmans or is entitled to a fee, commission or other compensation from Stockmans, with respect to this Agreement or the transactions contemplated hereby.

                                   SECTION 13

                    GOVERNING LAW; SUCCESSORS AND ASSIGNS;

                         COUNTERPARTS; ENTIRE AGREEMENT

            This Agreement (a) shall be governed by and construed under and in accordance with the laws of the State of West Virginia; (b) shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, provided, however, that this Agreement may not be assigned by Stockmans without Grant's prior written consent; (c) may be executed in one or more counterparts, all of which shall be considered one and the same Agreement, and shall become effective and binding when one or more counterparts shall have been signed and delivered; and (d) embodies the entire agreements and understandings between the parties relating to the subject matter hereof.

                                   SECTION 14

                               EFFECT OF CAPTIONS

            The captions in this Agreement are included for convenience only and shall not in any way affect the interpretation or construction of any of the provisions hereof.

                                   SECTION 15

                                  SEVERABILITY

            The Parties expressly agree that it is not the intention of any party to violate any public policy, law, rule, regulation, treaty or decision of any government or agency thereof of any state or country. If any provision of this Agreement is judicially or administratively interpreted to be in violation of any such provision in any state or country, such provisions, sentences, words, clauses or combination thereof shall be inoperative in each such state or country; and the remainder of this Agreement shall remain binding upon the parties hereto in each such state or country with this Agreement as a whole unaffected elsewhere.

                                   SECTION 16

                                     NOTICES

            Any notices or other communications required or permitted hereunder shall be sufficiently given if sent by registered mail, postage prepaid, or by facsimile addressed as follows:

                  To Grant and Highlands:

                        Highlands Bankshares, Inc.
                        The Grant County Bank
                        3 North Main Street
                        P. O. Box 929
                        Petersburg, West Virginia   26847
                        Attention:  Clarence E. Porter
                        Fax No.:   (304) 257-4386

                  With a copy to:

                        Charles D. Dunbar, Esquire
                        Jackson & Kelly
                        1600 Laidley Tower (Zip 25301)
                        P. O. Box 553
                        Charleston, West Virginia   25322
                        Fax No.:   (304) 340-1080

                  To Stockmans:

                        The Stockmans Bank of Harman
                        Main Street
                        P. O. Box 129
                        Harman, West Virginia 26270
                        Attention:
                        Fax No.: (304) 227-3642

                  With a copy to:

                        John E. Busch, Esq.
                        Busch & Talbott
                        P. O. Box 1819
                        High and Court Streets
                        Elkins, West Virginia   26241
                        Fax No.:  (304) 636-2290

or such other addresses as shall be furnished in writing by either party to the other party. Any such notice or communication shall be deemed to have been given as of the date so mailed or transmitted by facsimile.

                                   SECTION 17

                                   AMENDMENTS

            The Agreement may be amended by the written agreement of Grant and Stockmans and without the approval of the shareholders before or after the meeting of shareholders at any time prior to the Closing Date with respect to any of the terms contained herein; provided, however, that if amended after such meeting of shareholders, no amendment shall be made to the Exchange Ratio.

                                   SECTION 18

                                    EXPENSES

            18.1 General. Except as otherwise provided herein, each of the parties hereto agrees to pay, without a right of reimbursement from the other party and whether or not the transactions contemplated by this Agreement shall be consummated, the costs incurred by it incident to the performance of its obligations under this Agreement and to the consummation of the Merger and the other transactions contemplated herein, including the fees and disbursements of counsel, accountants and consultants employed by such party in connection therewith.

            18.2 Expenses of Grant. In addition to any other remedy provided by law, Stockmans hereby agrees that if this Agreement or the transactions contemplated hereby are terminated by Grant pursuant to Section 9.1(b) or 9.1(e) as a result of a willful breach by Stockmans, Stockmans shall promptly (and in any event within ten (10) business days after such termination) pay all Expenses of Grant. "Expenses of Grant" as used in this Section 18.2 shall include all reasonable in amount and reasonably incurred out-of-pocket expenses of Grant (including all fees and expenses of counsel, accountants, investment bankers, experts and consultants to Highlands and Grant) incurred by it or on its behalf in connection with its preparations regarding the transactions contemplated by this Agreement.

            18.3 Expenses of Stockmans. In addition to any other remedy provided by law, Grant hereby agrees that if this Agreement or the transactions contemplated hereby are terminated by Stockmans pursuant to Section 9.1(b) or 9.1(f) as a result of a willful breach by Grant, Grant shall promptly (and in any event within ten business days after such termination) pay all Expenses of Stockmans. For purposes of this Section 18.3, the "Expenses of Stockmans" shall include all reasonable out-of-pocket expenses (including all fees and expenses of counsel, accountants, investment bankers, experts and consultants of Stockmans) incurred by it or on its behalf in connection with its preparations regarding the transactions contemplated by this Agreement.

                                   SECTION 19

              AGREEMENT  TO TAKE  NECESSARY  AND  DESIRABLE  ACTIONS

            Grant and Stockmans each agree to use their reasonable best efforts to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be necessary or desirable in order to consummate or implement expeditiously the transactions contemplated by this Agreement.

            IN WITNESS WHEREOF, the parties have each caused this Agreement to be executed on its behalf by its officers thereunto duly authorized all as of the day and year first written above.

                                          THE GRANT COUNTY BANK,
                                          a West Virginia banking corporation

                                          By:       /s/ C. E. Porter
                                             Its:   PRESIDENT

                                          THE STOCKMANS BANK
                                          OF HARMAN,
                                          a West Virginia banking corporation


                                          By:        /s/ Robert P. Eye
                                             Its:     CHAIRMAN OF THE BOARD



                                          Joined in by:

                                          HIGHLAND BANKSHARES, INC.,
                                          a West Virginia bank holding
                                          company

                                          By:       /s/ C. E. Porter
                                             Its:   SECRETARY

CO376471